UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2012

EMERSON RADIO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07731	22-3285224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 University Plaza, Suite 405, Hackensack, New Jersey 07601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (973) 884-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Emerson Radio Corp. (“Emerson” or the “Company”) has been informed by its customer Wal-Mart, which accounted for approximately 48% of the Company’s net revenues during the year ended March 31, 2012 (“Fiscal 2012”), that, commencing with the Spring of 2013, it will discontinue purchasing from Emerson two microwave oven products currently sold by the Company to Wal-Mart. During Fiscal 2012, these two microwave oven products comprised, in the aggregate, approximately $48.4 million, or 31%, of the Company’s net product sales. Currently, it is anticipated that Emerson will continue shipping these products throughout the remainder of Fiscal 2013 (the year ending March 31, 2013), with sales of such products declining in the fourth quarter of Fiscal 2013. Emerson anticipates that the full impact of Wal-Mart’s decision will be realized by the Company in Fiscal 2014, which begins on April 1, 2013. As repeatedly disclosed by the Company, the complete loss of, or significant reduction in, business with either of the Company’s key customers will have a material adverse effect on the Company’s business and results of operations. Accordingly, Wal-Mart’s decision will have a material adverse effect on the Company’s business and results of operations. The Company intends immediately to commence a process to consider various strategic alternatives, including a complete analysis of its current and prospective product lines. There can be no assurance that the Company will be able to increase sales of such products at levels sufficient to offset the adverse impact of Wal-Mart’s decision, if at all.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Andrew L. Davis
Andrew L. Davis Chief Financial Officer

Dated: October 19, 2012